UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2025
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The RealReal, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-38953	45-1234222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Francisco Street Suite 400
San Francisco, CA 94133
(Address of Principal Executive Offices) (Zip Code)
(855) 435-5893
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	REAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
On June 11, 2025, The RealReal, Inc. (the “Company”) held its 2025 annual meeting of stockholders to consider and vote on the five proposals set forth below, each of which is described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2025. The final voting results are set forth below.

Proposal 1 - Election of Class III Directors

The Company’s stockholders elected each of the nominees named below as Class III directors to serve a three-year term ending at the Company’s 2028 annual meeting of stockholders or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Rati Sahi Levesque	57,973,754	1,267,295	25,438,578
Chip Baird	57,363,158	1,877,891	25,438,578
James Miller	57,902,837	1,338,212	25,438,578

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were as follows:

For	Against	Abstain
83,234,389	400,996	1,044,242

Proposal 3 - Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
55,829,190	2,361,561	1,050,298	25,438,578

Proposal 4 - Approval of a Management Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Phase in the Declassification of our Board of Directors

The Company’s stockholders did not approve by a supermajority of the Company’s outstanding shares a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to phase in the declassification of the Company’s Board of Directors. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
58,078,861	175,662	986,526	25,438,578

Proposal 5 - Approval of a Management Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company as Permitted Pursuant to the Delaware General Corporation Law

The Company’s stockholders did not approve by a supermajority of the Company’s outstanding shares a management proposal to amend the Company’s Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to the Delaware General Corporation Law. The results of such vote were as follows:

For	Against	Abstain	Broker Non-Votes
51,317,299	6,933,112	990,638	25,438,578

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The RealReal, Inc.

Date: June 13, 2025	By:	/s/ Todd Suko
Todd Suko
Chief Legal Officer and Secretary